THE
                                    ROYCE
                                    FUNDS


          Value Investing in Small Companies for More Than 25 Years



                                    ROYCE
                                   SPECIAL
                                    EQUITY
                                     FUND





                                                           1998 Annual Report

			ANNUAL REPORT REFERENCE GUIDE
			-----------------------------


LETTER TO SHAREHOLDERS                                      	2
An Overview of Royce Special Equity Fund in 1998





PORTFOLIO DIAGNOSTICS                                  		4
An X-Ray of the Portfolio





SCHEDULE OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS          5







For more than 25 years, our value approach has focused on evaluating a company's current worth - what we believe an enterprise would sell for in a private transaction between rational and well-informed parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we will pay for a security must be significantly lower than our appraisal of its current worth.

Letter to Shareholders
------------------------------------------------------------------------------


Dear Fellow Shareholders:

     What a year, or part of a year! As you may be aware, Royce Special Equity Fund commenced operations on May 1, 1998, shortly after the Fund's benchmark index, the small-cap oriented Russell 2000, hit its 1998 high on April 21. From that peak to the 1998 trough on October 8, the index was down 36.5%, before rebounding with a return of 36.3% through December 31.
     The Fund performed relatively well during this roller coaster period. From its inception (5/1/98), Royce Special Equity Fund's total return was - 6.8% versus -12.3% for the Russell 2000. Outperforming the benchmark is always good news, but in this case the news could have been better. In 1998, the Fund behaved as expected, outperforming the Russell 2000 in its opening performance period of May 1, 1998 to June 30, 1998 (-1.0% versus -5.6%) and in the more difficult third quarter (-11.3% versus -20.1% for the Russell
2000), while underperforming during the more dynamic fourth quarter, when it was up 6.1% versus 16.3% for the Russell 2000. The Fund's risk-averse approach should seldom allow it to keep pace with that type of performance burst.
     We are committed to long-term investing, not short-term trading or speculating. We have always maintained that any investment manager should be judged over a full market cycle, which includes both up and down market periods. Investors' tastes for technology and well known large-cap companies continued in 1998, while the Russell 2000 underperformed the S&P 500 for the fifth consecutive year. This marks the first time this has happened since the inception of the Russell 2000 in 1979. However, relative valuations for small- and micro-cap stocks remain attractive compared to those of large-caps. As the measurements of its x-ray on page four show, we believe that Royce Special Equity Fund's portfolio is inexpensive compared to the Russell 2000. We believe being so doubly blessed will bear fruit; it is possible that small- and micro-cap stocks could see renewed interest because of ongoing valuation discrepancies, mergers, LBOs or other factors. In our opinion, valuation and performance generally correlate over full market cycles.
     As promised in our 1998 Semi-Annual Report, we are providing more detail on a section of the Portfolio x-ray. In this report, we look at Return on Assets (ROA). A fundamental principle in our investment approach is to buy what we believe are good businesses at inexpensive prices. There are many ways to measure valuations, and we use several screens to find valuation anomalies. But how do you screen for or find good businesses? Several factors contribute, with ROA being one of the most important. In its simplest form, it can be measured as net income divided by total assets, and shows the profitability or productivity of assets (the higher the better). High returns on assets are associated with market niche, pricing power and other critical characteristics that distinguish a financially strong company. Very often, particularly in small- and micro-cap companies, high ROAs are accompanied by little or no debt, large cash positions, and generation of free cash flow.

     The weighted average ROA for the companies in the Fund's portfolio is 9.8%, compared to 5.0% for the Russell 2000. The higher figure suggests more profitable businesses, in spite of the fact that many of the Fund's portfolio holdings have excess cash invested in cash-equivalent securities, such as short- and intermediate-term Treasuries. The majority of cash in these companies is generated by business operations, as you can see by comparing the Fund's Total Assets As Financed by Other Than Equity and the Current Assets Less All Liabilities ratios with those of the Russell 2000.
     Companies with substantial cash or cash equivalents indicate an even greater ROA on the non-cash business assets. ROAs, particularly when adjusted for a company's cash holdings, play an important role in helping us look for inexpensively priced, good businesses.
     On a personal note, having recently celebrated my first anniversary here at Royce, I must share with you what a wonderful experience it has been. Our President, Chuck Royce, besides being a "mensch," manages an organization with a focused investment philosophy that encourages creativity. I am grateful to be a part of it.

     We remain enthusiastic about the portfolio we manage for you.

     Sincerely,

     /s/ Charlie

     Charlie Dreifus
     Senior Portfolio Manager



     February 8, 1999




NOTES TO PERFORMANCE AND RISK INFORMATION

All performance information is presented on a total return basis. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Royce Special Equity Fund invests in small- and micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Investment Risks" in the prospectus). This report is not authorized for distribution unless preceded or accompanied by a current prospectus. Please read the prospectus carefully before sending money.

The Russell 2000 and S&P 500 are unmanaged indices of small- and large-cap domestic common stocks, respectively.

PORTFOLIO DIAGNOSTICS
------------------------------------------------------------------------------

			Royce Special Equity Fund X-ray
			   As of December 31, 1998

                                            					Royce Special          Russell
                              							Equity Fund*		2000**
--------------------------------------------------------------------------------------------------------------
Performance From Inception Date of 5/1/98 (not annualized)     			       -6.8%  	       -12.3%
Net Assets                                   					   $3.1 million		NA
Trailing 12 Months Price/Earnings                     				       12.3x		23.8x
Enterprise Value/Earnings Before Interest and Taxes               			6.4x		14.7x
Enterprise Value/Earnings Before Interest, Taxes, Depreciation and Amortization 	6.0x		11.1x
Price/Book                                         					1.7x		 3.1x
Yield                                              					1.9%		 1.4%
Return on Equity                                 				       13.5%   		10.3%
Return on Assets                                        				9.8%		 5.0%
Total Assets Financed by Other Than Equity                      			28.4%  		56.4%
Current Assets Less All Liabilities as % of Market Price				39.2% 	       -17.9%
Cash as % of Market Price                                  				18.8%		12.6%
Average Market Capitalization                     				   $188 million	    $930 million

Source: Prudential Securities Inc. - Small-Cap Quantitative Research (except for assets and performance figures)
*    Portfolio Weighted
**   Market Capitalization Weighted
Enterprise Value is calculated by adding a company's market capitalization, long-term debt, preferred stock and minority interest, then subtracting cash.


Top 10 Positions         	% of Net Assets
-----------------------------------------------
National Presto Industries         	4.8%
Garan Incorporated       		4.8
Superior Uniform Group        		4.7
Liqui-Box Corporation         		4.6
Lawson Products               		4.5
TSI Incorporated              		4.0
Lifetime Hoan Corporation       	4.0
The L. S. Starrett Company Cl. A   	3.9
Ampco-Pittsburgh Corporation  		3.9
Value Line               		3.8


Top Portfolio Industries 	% of Net Assets
-----------------------------------------------

Apparel and Shoes        		13.1%
Home Furnishings/Appliances   		11.7
Building Systems and Components    	10.4
Industrial Distribution         	 6.0
Pumps, Valves and Bearings      	 5.6
Other Consumer Products         	 5.0
Paper and Packaging        		 4.6
Retail Stores              		 4.2

See the Schedule of Investments for a complete list of portfolio holdings.

ROYCE SPECIAL EQUITY FUND
SCHEDULE OF INVESTMENTS                    		    December 31, 1998
------------------------------------------------------------------------------
COMMON STOCKS- 97.8%

				              	SHARES         	VALUE
					  	------		-----
Consumer Products-32.9%
Apparel and Shoes-13.1%
   R. G. Barry Corporation*  		       10,000         $ 110,000
   Garan Incorporated  				5,300    	149,063
   Superior Uniform Group    		       10,000     	145,000
							     ----------
                                				404,063
							     ----------

Home Furnishings/Appliances-11.7%
   Chromcraft Revington*     			4,200      	 69,562
   Flexsteel Industries      			1,400      	 18,025
   Lifetime Hoan Corporation 		       12,500     	121,875
   National Presto Industries   		3,500   	149,188
							     ----------
								358,650
							     ----------

Sports and Recreation-3.1%
   Allen Organ Company Cl. B 			2,500      	 95,000
							     ----------

Other Consumer Products-5.0%
   Motorcar Parts & Accessories*      		3,000       	 34,313
   The L. S. Starrett Company Cl. A   		3,500       	120,094
							     ----------
                                				154,407
							     ----------

                                			      1,012,120
							     ----------

Consumer Services-7.6%
Restaurants/Lodging-3.4%
   Sbarro*             				4,000    	104,750
							     ----------

Retail Stores-4.2%
   Deb Shops           				5,000    	 75,000
   The Dress Barn*     				3,500    	 53,156
							     ----------
                                				128,156
							     ----------

                                				232,906
							     ----------

Financial Services-3.8%
Information and Processing-3.8%
   Value Line          				3,000    	118,125
							     ----------


Health-3.0%
Personal Care-3.0%
   Jean-Philippe Fragrances* 		       15,000     	 91,875
							     ----------


Industrial Products-30.9%
Building Systems and Components-10.4%
   Ampco-Pittsburgh Corporation 	       11,000       	119,625
   International Aluminum Corporation 		1,500       	 44,344
   JLK Direct Distribution Cl. A*     		5,000       	 50,937
   Preformed Line Products Company    		1,000       	 28,000
   Thor Industries     				3,000    	 76,500
							     ----------
                                				319,406
							     ----------

Construction Materials-2.4%
   Pitt-Des Moines     				3,135    	 75,240
							     ----------

Industrial Components-1.3%
   Powell Industries*  				3,900    	 39,000
							     ----------

Machinery-0.5%
   Chart Industries    				2,000    	 15,250
							     ----------

				              	SHARES         	VALUE
					  	------		-----

Paper and Packaging-4.6%
   Liqui-Box Corporation     			2,700          $140,400
							     ----------

Pumps, Valves and Bearings-5.6%
   Gorman-Rupp Company 				3,650    	 61,137
   Met-Pro Corporation 				9,000    	112,500
							     ----------
                                				173,637
							     ----------

Specialty Chemicals and Materials-2.6%
   Aceto Corporation   				6,000    	 79,500
							     ----------

Other Industrial Products-3.5%
   Farr Company*       				4,000    	 40,500
   O'Sullivan Corporation    			6,000      	 59,250
   Tennant Company     				  200      	  8,025
							     ----------
                                				107,775
							     ----------

                                				950,208
							     ----------

Industrial Services-11.1%
Commercial Services-1.6%
   Harding Lawson Associates Group*   		8,100       	 49,612
							     ----------

Food/Tobacco Processors-3.5%
   Farmer Bros.        				  500      	107,000
							     ----------

Industrial Distribution-6.0%
   Lawson Products     				6,000    	138,000
   NCH Corporation     				  800      	 47,600
							     ----------
                                				185,600
							     ----------

                                				342,212
							     ----------

Technology-8.5%
Components and Systems-4.0%
   TSI Incorporated    			       14,000         	122,500
							     ----------

Software/Services-3.6%
   LCS Industries      				6,500    	111,719
							     ----------

Telecommunications-0.9%
   Communications Systems    			2,500      	 29,531
							     ----------

                                				263,750
							     ----------

TOTAL COMMON STOCKS
  (Cost $3,121,200)                   			      3,011,196
							     ----------

REPURCHASE AGREEMENT-2.7%
State Street Bank and Trust Company,
  4.25% dated 12/31/98, due 1/04/99,
  maturity value $83,039 (collateralized
   by U. S. Treasury Bonds, 12.50% due
   8/15/14, valued at $90,819)
  (Cost $83,000)                      				83,000
							     ----------

TOTAL INVESTMENTS-100.5%
  (Cost $3,204,200)                   			     3,094,196

LIABILITIES LESS CASH
  AND OTHER ASSETS-(0.5)%               		       (14,473)
							     ----------

NET ASSETS-100.0%               			$    3,079,723
							     ----------

* Non-income producing.

INCOME TAX INFORMATION- The cost of total investments for Federal income tax purposes was $3,204,200. At December 31, 1998, net unrealized depreciation for all securities was $110,004, consisting of aggregate gross unrealized appreciation of $136,688 and aggregate gross unrealized depreciation of $246,692.

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE SPECIAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1998
------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $3,121,200)                              $3,011,196
Repurchase agreement (at cost and value)                              		   83,000
Cash   		                                                 		      156
Receivable for dividends and interest                                 		    4,618
Prepaid expenses and other assets						    3,684
------------------------------------------------------------------------------------------
     Total Assets                                   				3,102,654
------------------------------------------------------------------------------------------

LIABILITIES:
Payable for investments purchased                                 		   15,052
Payable for investment advisory fee                                   		      526
Accrued expenses                                    				    7,353
------------------------------------------------------------------------------------------
     Total Liabilities                                  			   22,931
------------------------------------------------------------------------------------------
     Net Assets                              				   $   	3,079,723
==========================================================================================

ANALYSIS OF NET ASSETS:
Undistributed net investment income                  			   $          626
Accumulated net realized loss on investments					  (72,021)
Net unrealized depreciation on investments					 (110,004)
Capital shares                                          			      331
Additional paid-in capital                              			3,260,791
------------------------------------------------------------------------------------------
     Net Assets                              				    $   3,079,723
==========================================================================================

SHARES OUTSTANDING:
  (unlimited number of $.001 par value shares authorized)			  331,215
==========================================================================================

NET ASSET VALUE (Net Assets / Shares Outstanding):
  (offering and redemption price* per share)					    $9.30
==========================================================================================

* Shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Fund.

------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------

									     Period ended
INVESTMENT OPERATIONS:                                              December 31, 1998 (a)
								    ---------------------
  Net investment income                              			    $       5,878
  Net realized loss on investments                      			  (72,021)
  Net change in unrealized depreciation on investments            		 (110,004)
------------------------------------------------------------------------------------------
  Net decrease in net assets from investment operations				 (176,147)
------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net investment income                                 			   (5,252)
------------------------------------------------------------------------------------------
  Total distributions                               				   (5,252)
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
  Value of shares sold                              				3,256,162
  Distributions reinvested                              			    4,996
  Value of shares redeemed                                        		      (36)
------------------------------------------------------------------------------------------
  Net increase in net assets from capital share transactions			3,261,122
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                        		3,079,723
NET ASSETS:
   Beginning of period                                       			     --
------------------------------------------------------------------------------------------
   End of period (includes undistributed net investment income of $626)	       $3,079,723
==========================================================================================

CAPITAL SHARE TRANSACTIONS (in shares):
  Shares sold                                       				  330,671
  Shares issued for reinvestment of distributions				      548
  Shares redeemed                                       			       (4)
------------------------------------------------------------------------------------------
  Net increase in shares outstanding                              		  331,215
------------------------------------------------------------------------------------------


(a) The Fund commenced operations on May 1, 1998.

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE SPECIAL EQUITY FUND
STATEMENT OF OPERATIONS FOR THE PERIOD ENDED DECEMBER 31, 1998
------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
  Dividends                                         	  	$     32,168
  Interest                                                        	  38
------------------------------------------------------------------------------
    Total Income                                                      32,206
------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                            17,670
  Custodian                                              	       7,546
  Shareholder servicing                                                5,210
  Audit                                            		       5,000
  Administrative and office facilities					 562
  Trustees' fees                                                      	 271
  Legal                                                  		  40
  Other expenses                                                       2,650
------------------------------------------------------------------------------
    Total Expenses                                                    38,949
    Fees Waived by Investment Adviser				     (12,621)
------------------------------------------------------------------------------
    Net Expenses                                                      26,328
------------------------------------------------------------------------------
    Net Investment Income                                              5,878
------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments				     (72,021)
  Net change in unrealized depreciation on investments		    (110,004)
------------------------------------------------------------------------------
  Net realized and unrealized loss on investments		    (182,025)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS              $(176,147)
==============================================================================

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding throughout the period, and to assist shareholders in evaluating the Fund's performance for the period presented.
==============================================================================

                                              	    Period ended
                                             	December 31, 1998(a)
						--------------------
Net Asset Value, Beginning of Period                $	 10.00

Investment Operations:
  Net investment income                            	  0.02
  Net realized and unrealized loss on investments        (0.70)
------------------------------------------------------------------
    Total from investment operations                     (0.68)
------------------------------------------------------------------

Distributions:
  Net investment income                            	 (0.02)
------------------------------------------------------------------
    Total distributions                            	 (0.02)
------------------------------------------------------------------

Net Asset Value, End of Period                      $     9.30
=================================================================

Total Return:                                             -6.8%
Ratios Based on Average Net Assets:
Total expenses (a)                                	  1.49% *
Net investment income                              	  0.33% *
Supplemental Data:
Net Assets, End of Period (in thousands)             $   3,080
Portfolio Turnover Rate                            	    13%

(a) Expense ratios are shown after fee waiver by the investment adviser. For the period ended December 31, 1998, the expense ratio before the waiver would have been 2.20%. The Fund commenced operations on May 1, 1998.

* Annualized.

ROYCE SPECIAL EQUITY FUND
Notes to Financial Statements
------------------------------------------------------------------------------
Summary of Significant Accounting Policies:


     Royce Special Equity Fund (the "Fund") is a series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. The Fund commenced operations on May 1, 1998.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


    Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.


    Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.


    Expenses:

            The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to one or more series of the Trust are allocated in an equitable manner. Allocated personnel costs of employees of The Royce Funds are included in administrative and office facilities expenses.


     Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information". At December 31, 1998, the Fund had a capital loss carryforward totaling $111, which, subject to certain limitations, can be utilized to offset future capital gains. The carryforward expires in 2006.

ROYCE SPECIAL EQUITY FUND
Notes to Financial Statements (continued)
------------------------------------------------------------------------------


     Distributions:

     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.


     Repurchase agreements:

     The Fund enters into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Fund's assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.


     Organizational expenses:

     Costs incurred by the Fund in connection with its organization and initial registration of shares of $4,160 have been deferred and are being amortized on a straight-line basis over a five-year period from the date of commencement of operations.


Investment Adviser:

     Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive management fees, which are computed daily and payable monthly, at an annual rate of 1.0% of the average net assets of the Fund. The Investment Adviser had voluntarily committed to waive its fees to the extent necessary to maintain the ratio of expenses to average net assets at or below 1.49% of the average net assets of the Fund for the period ended December 31, 1998. For the period ended December 31, 1998, the Fund recorded advisory fees of $5,049 (net of voluntary waivers of $12,621).


Purchases and Sales of Investment Securities:

     For the period ended December 31, 1998, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were $3,513,675 and $320,454, respectively.

Report of Independent Accountants
------------------------------------------------------------------------------



To the Board of Trustees of The Royce Fund and the Shareholders of Royce Special Equity Fund:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Special Equity Fund (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 1999